                                 THIS INSTRUMENT PREPARED BY:
                                 William P. Jones, BPR #4084
                                 Jones, Longmire & Sindle
                                 103 Bluegrass Commons Boulevard
                                 Post Office Box 738
                                 Hendersonville, TN 37077-0738
                                 Telephone: (615) 824-3761

                              BILL OF SALE

     FOR AND IN CONSIDERATION OF the sum of Ten Dollars ($10.00),
cash in hand paid, the receipt of which is hereby acknowledged, the undersigned,
COLORSMART, INC., has this day bargained and sold and does hereby sell, assign, convey, transfer and deliver to ROGER D. FINCHUM, SR. all of its right, title and interest in and to the property set forth in Exhibit "A"
which is attached hereto and incorporated herein by reference.

     TO HAVE AND TO HOLD the same unto the said ROGER D. FINCHUM,
SR., his heirs, administrators, executors, successors and assigns forever.

     COLORSMART, INC. further covenants with said ROGER D. FINCHUM,
SR. that it is lawfully seized and possessed of the property set forth in
Exhibit "A" attached thereto and that it has a good right to convey same.

     PARTIES acknowledge that part of the consideration herein is forgiveness by ROGER D. FINCHUM, SR. of $650,000.00 owed to
ROGER D. FINCHUM, SR. by COLORSMART, INC. and ROGER D.
FINCHUM'S personal guarantee of the below debts of COLORSMART, INC.:

     1. Regions Bank;
     2. IOS Capital;
     3. Compact Financial;
     4. Micron Leasing; and
     5. Lucent Technologies.

     SAID property is being sold "AS IS" and COLORSMART,
INC. makes no warranty as to the condition of any and/or all of said property.

     THIS 5th day of October, 2000.

                                 COLORSMART, INC., Seller
                              BY: /s/ Roger D. Finchum, Sr.
                                 Title: President

                              BY: /s/ Roger D. Finchum, Sr.
                                 ROGER D. FINCHUM, SR., Buyer
STATE OF TENNESSEE

COUNTY OF SUMNER

     Before me, the undersigned, a notary public in and for the County and State aforesaid, personally appeared Roqer D. Finchum, Sr., with whom I am personally acquainted and who, upon oath, acknowledged himself to be the
President of COLORSMART, INC., a Tennessee corporation, the within bargainor, and that he as such President, being authorized so to do, executed the within instrument for the purposes therein contained, by signing the name of the corporation by himself as such President.

     WITNESS my hand and official seal on this 5th day of October,
2000 at Hendersonville, Tennessee.

                                 /s/
                                 NOTARY PUBLIC

My Commission expires: 5/26/2004

STATE OF TENNESSEE

COUNTY OF SUMNER

     Before me, the undersigned, a notary public in and for said County and
State aforesaid, personally appeared ROGER D. FINCHUM, SR., with whom I am personally acquainted and who, upon oath, acknowledged that he executed the within instrument for the purposes therein contained.

     WITNESS my hand and official seal on this 5th day of October,
2000 at Hendersonville, Tennessee.

                                 /s/
                                 NOTARY PUBLIC

My Commission expires: 5/26/2004